                                               SECURITIES AND EXCHANGE COMMISSION

                                                     WASHINGTON, DC.  20549

                                                            FORM 8-K

                                                        CURRENT REPORT
                                               Pursuant to Section 13 or 15(d) of
                                               the Securities Exchange Act of 1934

                                        Date of Report (Date of earliest event reported):
                                                         January 30, 2007

                                                     HANCOCK HOLDING COMPANY
                                  -----------------------------------------------------------
                                     (Exact name of registrant as specified in its charter)

                               Mississippi                 0-13089                  64-0169065
                       -------------------------    --------------------     -----------------------------
                           (State or other            (Commission File         (I.R.S. Employer
                           jurisdiction of               Number)                 Identification Number)
                           incorporation)

                                 One Hancock Plaza, 2510 14th Street,
                                      Gulfport, Mississippi                           39501
                              ------------------------------------------------------------------
                              (Address of principal executive offices)              (Zip code)

                                                          (228) 868-4000
                              ------------------------------------------------------------------
                                    (Registrant's telephone number, including area code)

                                           INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02. Results of Operations and Financial Condition. On January 30, 2007, Hancock
Holding Company issued a press release announcing earnings for fourth quarter of 2006. The press release and related financial statements are attached hereto as Exhibit 99.1.

Item 8.01. Other Events.  On January 30, 2007, Hancock Holding Company
issued a press release announcing earnings for fourth quarter of 2006.
The press release and related financial statements are attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated January 30, 2007, headed "Hancock Holding
                             Company announces earnings for fourth quarter
                             2006" and related financial statements.

                                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 31, 2007

                                                       HANCOCK HOLDING COMPANY
                                                      (Registrant)

                                                 By:   /s/ Paul D. Guichet
                                                    --------------------------------
                                                      Paul D. Guichet
                                                      Vice President
                                                      Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release
---------------------
January 30, 2007

For More Information
---------------------
Carl J. Chaney, Chief Executive Officer
John M. Hariston, Chief Executive Officer
Michael M. Achary, Treasurer
Paul D. Guichet, Investor Relations
800.522.6542 or 228.563.6559

-------------------------------------------------------------------------------------------------------------------

                         Hancock Holding Company announces earnings for fourth quarter 2006

     GULFPORT,  MS (January 30, 2007) - Hancock Holding  Company  (NASDAQ:  HBHC) and Leo W. Seal, Jr.,  President of
Hancock Holding Company,  today announced  earnings for the fourth quarter ended December 31, 2006.  Hancock's fourth quarter 2006 earnings were $21.8  million,  an increase of $2.7 million,  or 14 percent,  from the fourth  quarter of
2005.  Diluted  earnings  per share for the fourth  quarter of 2006 were  $0.65,  an  increase of $0.07 from the same quarter a year ago.

     Net income for 2006 totaled $101.8  million,  compared to $54.0 million  reported for 2005, an increase of $47.8 million.  Diluted  earnings  per share for 2006 were $3.06,  compared to $1.64 for 2005,  resulting in an increase of
$1.42 per share.

     Net income for both 2006 and 2005 was  affected by several  items  related to the impact of  Hurricane  Katrina, which made  landfall  in the  Company's  operating  region on August 29,  2005.  In 2005,  net income was  negatively affected by  storm-related  items totaling  $21.1 million on an after tax basis.  The largest of 2005's items was the establishment  of a $35.2 million  (pre-tax)  allowance for loan losses related to the storm. In the third quarter of
2006,  the  Company  reversed  $20.0  million  from the  storm-related  allowance  for loan losses due to better than expected loss experience with storm impacted  credits.  In addition,  the Company  negotiated a final settlement with the primary property and casualty insurance provider and recognized a $5.1 million gain in 2006's fourth quarter.

     Hancock Holding Company Chief  Executive  Officers Carl J. Chaney and John M. Hairston both expressed  gratitude and  congratulations  to all Hancock family members for their personal  sacrifices in the aftermath of the 2005 storm and for a job well done in 2006.  Both  executives also expressed  optimism for the continued  rebuilding  efforts in the Company's operating region.

     Highlights and key operating items from Hancock's fourth quarter earnings are as follows:

     o   Net Income and Returns:  Hancock's net income for the fourth  quarter of 2006 was $21.8 million  compared to
         $19.1  million for the same  quarter a year ago.  Return on average  assets for the quarter was 1.44 percent compared to 1.39  percent for 2005's  fourth  quarter.  Return on average  common  equity was 15.54  percent compared to 15.98 percent for the same quarter a year ago.

     o   Insurance  Settlement:  In the fourth  quarter the Company  negotiated a final  settlement  with the primary property  and casualty  insurance  provider for all claims  related to the impact of  Hurricane  Katrina.  A
         $5.1  million  pretax  gain  related  to the  settlement  was  recorded  in the fourth  quarter.  All of the
         Company's insurance claims related to the storm have now been settled.

                                                      - more -

     o   Partial  Restructuring  of Securities  Portfolio:  During the fourth quarter,  the interest rate environment presented  Hancock with an opportunity to sell $162.9 million in certain U.S. Agency  securities.  The bonds were sold at a pretax book loss of $5.4  million and had a book yield of 3.81  percent.  The  proceeds  were immediately  reinvested  in a  combination  of  federal  funds and  other  short-term  instruments  yielding approximately 5.18 percent.

     o   Asset  Quality &  Allowance  for Loan  Losses:  Hancock  recorded a negative  provision  for loan  losses of
         $57,000 in the fourth  quarter,  which when combined with the  quarter's  net  charge-offs  of $1.5 million, resulted in the $1.6 million  reduction in the allowance  for loan losses  between  September 30, 2006,  and
         December 31, 2006.  This  negative  provision  was  necessary to further  adjust the  allowance to the level dictated  by the  Company's  reserving  methodologies.  Net  charge-offs  for the fourth  quarter  were $1.5 million,  or 0.19 percent of average  loans,  down $1.1 million  from the $2.6  million,  or 0.34 percent of average  loans,  reported for the third  quarter of 2006.  Net  charge-offs  for the fourth  quarter of 2005 were $3.1 million,  or 0.41 percent of average loans.  Total  storm-related  net charge-offs for all of 2006 were $1.8  million  and for 2005 were $2.4  million.  Non-performing  assets as a percent of total loans and foreclosed  assets was 0.13 percent at December 31,  2006,  compared to 0.20 percent at September  30, 2006.
         Compared to the fourth quarter of 2005, the ratio of  non-performing  assets as a percent of total loans and foreclosed  assets  was  down 29 basis  points  from  the  0.42  percent  reported  at  December  31,  2005.
         Non-performing  assets decreased $2.0 million from September 30, 2006,  reflecting primarily lower levels of non-accrual  loans.  The Company's  ratio of accruing loans 90 days or more past due to total loans was 0.08 percent at December  31,  2006,  compared to 0.12  percent at  September  30,  2006,  and to 0.86 percent at
         December 31, 2005.  The Company's  allowance  for loan losses was $46.8  million at December 31, 2006,  down
         $1.6 million from the $48.4 million  reported at September 30, 2006,  and $27.8 million lower than the $74.6 million  reported  at  December  31,  2005.  The ratio of the  allowance  for loan  losses  as a percent  of period-end  loans was 1.43  percent at December  31, 2006,  and 1.54  percent at  September  30,  2006.  The allowance  coverage ratio  (allowance for loan losses to  non-performers  and past dues) was 695 percent for the fourth quarter of 2006, as compared to 196 percent for the fourth quarter of 2005.

     o   Loans:  At December 31, 2006,  Hancock's  total loans were $3.3 billion,  which  represented  an increase of
         $277.4  million,  or 9 percent,  from  December  31, 2005.  Period-end  loans were up $125.4  million,  or 4 percent,  compared to September 30, 2006.  Average loans were up $120.6 million,  or 16 percent  annualized, from the third quarter.  Of that  increase,  approximately  $55.2 million of growth was in Louisiana,  $42.0 million in  Mississippi,  and $23.4  million in  Florida.  The  majority of the  increase  in average  loans compared to last quarter was in commercial purpose loans (approximately $96.3 million).

     o   Deposits:  Period-end  deposits for the fourth quarter were $5.0 billion,  up $41.2 million, or 0.8 percent, from  December  31, 2005,  and were up $30.4  million,  or 0.6 percent,  from  September  30, 2006.  Average deposits were down $76.9  million,  or 6 percent  annualized,  from the third  quarter.  The majority of the decrease in average  deposits was in transaction  deposits  ($145.3 million) and public fund deposits ($58.0 million),  while time deposits were up significantly  ($126.3 million).  The slower growth in deposits on an annual  basis and the  decline in the fourth  quarter  of 2006 was the  result of the  continued  rebuilding efforts in the region following Hurricane Katrina.

     o   Net  Interest  Income:  Net  interest  income  (te) for the fourth  quarter  increased  $0.9  million,  or 2 percent,  from the fourth  quarter of 2005,  but was $3.9 million lower than the third quarter of 2006.  The
         Company's net interest  margin (te) was 4.06 percent in the fourth  quarter,  38 basis points  narrower than the same quarter a year ago, and 23 basis points  narrower than the previous  quarter.  Compared to the same quarter a year ago,  the  primary  driver of the $0.9  million  increase in net  interest  income (te) was a
         $548.7 million, or 11 percent, increase in average earning assets, mainly from average deposit inflows of

                                                      - more -

         $461.6  million,  or 10 percent.  As mentioned,  the net interest  margin (te) narrowed 38 basis points.  As the  increase in the average  earning  asset  yield (40 basis  points) did not offset the  increase in total funding costs (78 basis  points).  The  Company's  level of net interest  income (te) in the fourth  quarter decreased  $3.9 million,  or 7 percent,  from the prior  quarter.  The net interest  margin (te) narrowed 23 basis points from the prior quarter as the yield on average earning assets  decreased 5 basis points,  while total funding costs were up 17 basis points.

     o   Non-interest  income  &  operating  expense:  Excluding  the  impact  of  storm-related  gains/(losses)  and securities  transactions,  non-interest  income for the fourth  quarter was up $4.4 million,  or 19 percent, compared to the same quarter a year ago.  Non-interest  income was up $1.8 million,  or 7 percent,  compared to the third quarter.  The primary factors  impacting the higher levels of  non-interest  income as compared to the same  quarter a year  ago,  were  higher  levels  of  service  charge  fees (up $2.6  million,  or 37 percent).  In  addition,  trust fees were up $0.7  million,  when  compared to the same  quarter a year ago.
         The increase in non-interest income for the fourth quarter (excluding securities  transactions)  compared to the prior  quarter  was due to  increases  in  insurance  fees (up $1.2  million)  and  trust  fees (up $0.5 million).  Operating  expenses for the fourth quarter were $5.4 million,  or 12 percent,  higher compared to the same  quarter a year ago and were $0.3  million,  or 1 percent,  lower than the  previous  quarter.  The increase from the same quarter a year ago was reflected in higher levels of  professional  services (up $3.2 million),  data processing  expense (up $.5 million),  communication  expense (up $.5 million) and all other expenses (up $1.2 million).

     Hancock  Holding  Company - parent  company of Hancock Bank  (Mississippi),  Hancock Bank of Louisiana,  Hancock
Bank of Florida,  and Magna  Insurance  Company - has assets of $6.0  billion.  Founded in 1899,  Hancock Bank stands among the strongest,  safest financial  institutions in the United States and is the only financial  services company headquartered in the Gulf South to rate among the top 20 percent of America's  top-performing  banks.  Hancock offers comprehensive  financial  solutions  through more than 140 banking and financial  services  offices and more than 131 automated  teller  machines  across  south  Mississippi,  Louisiana,  south  Alabama,  and  the  Florida  Panhandle.
Additional corporate information and on-line banking and bill pay services are available at www.hancockbank.com.

"SAFE HARBOR"  STATEMENT  UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the Private
Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide  information  about  companies'
anticipated  future financial  performance.  This act provides a safe harbor for such disclosure,  which protects the companies from  unwarranted  litigation if actual results are different from  management  expectations.  This release contains  forward-looking  statements  and reflects  management's  current  views and  estimates  of future  economic circumstances,  industry conditions,  company performance,  and financial results.  These forward-looking  statements are subject to a number of factors and  uncertainties  which could cause the Company's  actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.

                                                      - more -

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)

                                                                        Three Months Ended                   Twelve Months Ended
                                                           -----------------------------------------    --------------------------
                                                             12/31/2006     9/30/2006     12/31/2005     12/31/2006     12/31/2005
                                                           -------------  ------------- -------------   ------------   -----------
Per Common Share Data

Earnings per share:
    Basic                                                       $0.67         $1.11          $0.59          $3.13          $1.67
    Diluted                                                     $0.65         $1.08          $0.58          $3.06          $1.64
Cash dividends per share                                       $0.240        $0.240         $0.195         $0.895         $0.720
Book value per share (period-end)                              $17.09        $16.64         $14.78         $17.09         $14.78
Tangible book value per share (period-end)                     $14.87        $14.47         $12.55         $14.87         $12.55
Weighted average number of shares:
    Basic                                                      32,632        32,566         32,313         32,534         32,365
    Diluted                                                    33,378        33,333         32,980         33,304         32,966
Period-end number of shares                                    32,666        32,584         32,301         32,666         32,301
Market data:
    High closing price                                         $56.00        $56.79         $39.90         $57.19         $39.90
    Low closing price                                          $50.85        $49.71         $31.08         $37.75         $28.25
    Period end closing price                                   $52.84        $53.55         $37.81         $52.84         $37.81
    Trading volume                                              6,393         8,135          6,829         27,275         22,404

Other Period-end Data

FTE headcount                                                   1,848         1,788          1,735          1,848          1,735
Tangible common equity                                       $485,778      $471,387       $405,216       $485,778       $405,216
Tier I capital                                               $510,638      $487,668       $420,281       $510,638       $420,281
Goodwill                                                      $62,277       $59,683        $61,418        $62,277        $61,418
Amortizable intangibles                                        $9,414        $9,938         $9,204         $9,414         $9,204
Mortgage servicing intangibles                                   $941        $1,093         $1,577           $941         $1,577
Common shares repurchased for publicly announced plans              -             -              -             39            148

Performance Ratios

Return on average assets                                        1.44%         2.36%          1.39%          1.69%          1.10%
Return on average common equity                                15.54%        27.58%         15.98%         19.82%         11.36%
Earning asset yield (TE)                                        6.54%         6.60%          6.14%          6.41%          6.08%
Total cost of funds                                             2.48%         2.30%          1.70%          2.18%          1.68%
Net interest margin (TE)                                        4.06%         4.29%          4.44%          4.23%          4.40%
Noninterest expense as a percent of total revenue (TE)
    before amortization of purchased intangibles, net
    storm-related gain/(loss) and securities transactions      59.79%        58.76%         56.89%         58.99%         58.82%
Common equity (period-end) as a percent of total assets
    (period-end)                                                9.36%         8.86%          8.02%          9.36%          8.02%
Leverage (Tier I) ratio                                         8.63%         8.15%          7.85%          8.63%          7.85%
Tangible common equity ratio                                    8.24%         7.79%          6.89%          8.24%          6.89%
Net charge-offs as a percent of average loans                   0.19%         0.34%          0.41%          0.23%          0.30%
Allowance for loan losses as a percent of period-end loans      1.43%         1.54%          2.49%          1.43%          2.49%
Allowance for loan losses to NPAs + accruing loans 90 days
    past due                                                  694.67%       494.65%        195.50%        694.67%        195.50%
Loan/deposit ratio                                             64.34%        60.97%         66.44%         60.41%         72.05%
Non-interest income excluding net storm-related gain/(loss)
    and securities transactions as a percent of
    total revenue (TE)                                         33.14%        30.18%         29.68%         30.87%         31.86%

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)

                                                                   Three Months Ended                     Twelve Months Ended
                                                      --------------------------------------------    ----------------------------
                                                        12/31/2006      9/30/2006      12/31/2005      12/31/2006       12/31/2005
                                                      -------------   -------------   ------------    ------------     -----------
Asset Quality Information

Non-accrual loans                                         $3,500         $5,179         $10,617           $3,500         $10,617
Foreclosed assets                                            681            970           1,898              681           1,898
                                                      -------------   -------------   ------------    ------------     -----------
Total non-performing assets                               $4,181         $6,149         $12,515           $4,181         $12,515
                                                      -------------   -------------   ------------    ------------     -----------
Non-performing assets as a percent of loans and
     foreclosed assets                                     0.13%          0.20%           0.42%            0.13%           0.42%
Accruing loans 90 days past due                           $2,552         $3,626         $25,622           $2,552         $25,622
Accruing loans 90 days past due as a percent
     of loans                                              0.08%          0.12%           0.86%            0.08%           0.86%
Non-performing assets + accruing loans 90 days
     past due to loans and foreclosed assets               0.21%          0.31%           1.28%            0.21%           1.28%

Net charge-offs                                           $1,523         $2,608          $3,104           $7,024          $8,759
Net charge-offs as a percent of average loans              0.19%          0.34%           0.41%            0.23%           0.30%

Allowance for loan losses                                $46,772        $48,352         $74,558          $46,772         $74,558
Allowance for loan losses as a percent of
     period-end loans                                      1.43%          1.54%           2.49%            1.43%           2.49%
Allowance for loan losses to NPAs + accruing
     loans 90 days past due                              694.67%        494.65%         195.50%          694.67%         195.50%

Provision for loan losses                                  ($57)      ($20,000)          $1,079        ($20,762)         $42,635

Allowance for Loan Losses

Beginning Balance                                        $48,352        $70,960         $76,584          $74,558         $40,682
Provision for loan loss                                     (57)       (20,000)           1,079         (20,762)          42,635
Charge-offs                                                4,493          6,358           4,546           19,515          15,811
Recoveries                                                 2,970          3,750           1,442           12,491           7,052
                                                      -------------   -------------   ------------    ------------     -----------
Net charge-offs                                            1,523          2,608           3,104            7,024           8,759
                                                      -------------   -------------   ------------    ------------     -----------
Ending Balance                                           $46,772        $48,352         $74,558          $46,772         $74,558
                                                      -------------   -------------   ------------    ------------     -----------

Net Charge-off Information

Net charge-offs:
Commercial/real estate loans                              ($137)           $522            $332           ($559)          $1,287
Mortgage loans                                              (11)            367             (7)              360              63
Direct consumer loans                                        493          1,003           1,831            3,756           3,684
Indirect consumer loans                                      395            294             272            1,734           1,692
Finance company loans                                        783            422             676            1,733           2,033
                                                      -------------   -------------   ------------    ------------     -----------
Total net charge-offs                                     $1,523         $2,608          $3,104           $7,024          $8,759
                                                      =============   =============   ============    ============     ===========

Average loans:
Commercial/real estate loans                          $1,855,506     $1,759,173      $1,660,804       $1,747,816      $1,565,369
Mortgage loans                                           428,674        423,610         442,977          418,273         424,654
Direct consumer loans                                    479,087        470,771         489,150          470,942         501,677
Indirect consumer loans                                  350,829        347,404         342,203          349,518         328,679
Finance Company loans                                     86,965         79,483          63,663           75,673          62,640
                                                      -------------   -------------   ------------    ------------     -----------
Total average loans                                   $3,201,061     $3,080,442      $2,998,797       $3,062,222      $2,883,020

Net charge-offs to average loans:
Commercial/real estate loans                              -0.03%          0.12%           0.08%           -0.03%           0.08%
Mortgage loans                                            -0.01%          0.34%          -0.01%            0.09%           0.01%
Direct consumer loans                                      0.41%          0.85%           1.49%            0.80%           0.73%
Indirect consumer loans                                    0.45%          0.34%           0.32%            0.50%           0.51%
Finance Company loans                                      3.57%          2.11%           4.21%            2.29%           3.25%
                                                      -------------   -------------   ------------    ------------     -----------
Total net charge-offs to average loans                     0.19%          0.34%           0.41%            0.23%           0.30%

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)

                                                                 Three Months Ended                       Twelve Months Ended
                                                    ----------------------------------------------    ----------------------------
                                                      12/31/2006      9/30/2006        12/31/2005        12/31/2006      12/31/2005
                                                    -------------   -------------     ------------    --------------   -----------
Income Statement

Interest income                                         $87,104        $89,233           $73,429          $344,330       $263,631
Interest income (TE)                                     89,366         91,275            75,433           352,592        271,008
Interest expense                                         33,966         31,988            20,911           119,863         74,819
                                                    -------------   -------------     ------------    --------------   -----------
Net interest income (TE)                                 55,400         59,286            54,522           232,730        196,189
Provision for loan losses                                  (57)       (20,000)             1,079          (20,762)         42,635
Noninterest income excluding net storm-related
     gain/(loss) and securities transactions             27,460         25,627            23,016           103,918         91,738
Net storm-related gain/(loss)                             5,084              -           (5,692)             5,084          6,584
Securities transactions gains/(losses)                  (5,396)            110              (27)           (5,169)           (53)
Noninterest expense                                      50,042         50,336            44,626           200,716        171,543
                                                    -------------   -------------     ------------    --------------   -----------
Income before income taxes                               30,300         52,645            24,112           148,347         72,903
Income tax expense                                        8,538         16,614             5,047            46,544         18,871
                                                    -------------   -------------     ------------    --------------   -----------
Net income                                              $21,762        $36,031           $19,065          $101,802        $54,032
                                                    =============   =============     ============    ==============   ===========

Noninterest Income and Noninterest Expense

Service charges on deposit accounts                      $9,402         $9,719            $6,850           $36,228        $34,773
Trust fees                                                3,624          3,175             2,946            13,286         11,107
Debit card & merchant fees                                1,983          1,744             1,717             7,298          4,878
Insurance fees                                            5,346          4,146             4,837            19,246         17,099
Investment & annuity fees                                 1,519          1,595             1,037             5,970          5,076
ATM fees                                                  1,215          1,223               805             5,005          4,202
Secondary mortgage market operations                        945          1,018               670             3,528          2,221
Other income                                              3,426          3,009             4,154            13,358         12,381
                                                    -------------   -------------     ------------    --------------   -----------
Noninterest income excluding net storm-related
     gain/(loss) and securities transactions            $27,460        $25,627           $23,016          $103,918        $91,738
Net storm-related gain/(loss)                             5,084              -           (5,692)             5,084          6,584
Securities transactions gains/(losses)                  (5,396)            110              (27)           (5,169)           (53)
                                                    -------------   -------------     ------------    --------------   -----------
Total noninterest income including net storm-
     related gain/(loss) and securities transactions    $27,147        $25,737           $17,298          $103,833        $98,270
                                                    =============   =============     ============    ==============   ===========

Personnel expense                                       $24,092        $27,059           $24,580          $103,753        $94,158
Occupancy expense (net)                                   3,335          2,882             3,237            13,350         10,926
Equipment expense                                         2,665          2,647             2,511            10,796          9,553
Other operating expense                                  19,451         17,304            13,780            70,692         54,712
Amortization of intangibles                                 499            445               518             2,125          2,194
                                                    -------------   -------------     ------------    --------------   -----------
Total noninterest expense                               $50,042        $50,336           $44,626          $200,716       $171,543
                                                    =============   =============     ============    ==============   ===========

Hancock Holding Company                                                                                                                                - Add 8 -
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)

                                                        Three Months Ended                          Twelve Months Ended
                                        --------------------------------------------------- ------------------------------------
                                          12/31/2006        9/30/2006        12/31/2005        12/31/2006        12/31/2005
                                        ---------------- ----------------- ---------------- ----------------- ------------------
Period-end Balance Sheet

Commercial/real estate loans                 $1,912,076        $1,800,643       $1,677,716        $1,912,076         $1,677,716
Mortgage loans                                  426,534           430,086          423,563           426,534            423,563
Direct consumer loans                           484,704           477,142          477,716           484,704            477,716
Indirect consumer loans                         353,032           350,013          346,071           353,032            346,071
Finance Company loans                            90,236            83,278           64,121            90,236             64,121
                                        ---------------- ----------------- ---------------- ----------------- ------------------
Total loans                                   3,266,583         3,141,162        2,989,186         3,266,583          2,989,186
Securities                                    1,903,658         2,303,396        1,959,261         1,903,658          1,959,261
Short-term investments                          222,439            74,902          410,226           222,439            410,226
                                        ---------------- ----------------- ---------------- ----------------- ------------------
Earning assets                                5,392,680         5,519,461        5,358,673         5,392,680          5,358,673
                                        ---------------- ----------------- ---------------- ----------------- ------------------
Allowance for loan losses                      (46,772)          (48,352)         (74,558)          (46,772)           (74,558)
Other assets                                    618,656           650,556          666,073           618,656            666,073
                                        ---------------- ----------------- ---------------- ----------------- ------------------
Total assets                                 $5,964,565        $6,121,665       $5,950,187        $5,964,565         $5,950,187
                                        ================ ================= ================ ================= ==================

Noninterest bearing deposits                 $1,057,358        $1,062,348       $1,324,938        $1,057,358         $1,324,938
Interest bearing transaction deposits         1,485,156         1,510,785        1,680,959         1,485,156          1,680,959
Interest bearing Public Fund deposits           733,788           795,927          633,488           733,788            633,488
Time deposits                                 1,754,690         1,631,504        1,350,436         1,754,690          1,350,436
                                        ---------------- ----------------- ---------------- ----------------- ------------------
Total interest bearing deposits               3,973,633         3,938,216        3,664,882         3,973,633          3,664,882
                                        ---------------- ----------------- ---------------- ----------------- ------------------
Total deposits                                5,030,991         5,000,565        4,989,820         5,030,991          4,989,820
Other borrowed funds                            227,027           430,827          307,429           227,027            307,429
Other liabilities                               148,137           148,173          175,523           148,137            175,523
Common shareholders' equity                     558,410           542,101          477,415           558,410            477,415
                                        ---------------- ----------------- ---------------- ----------------- ------------------
Total liabilities & common equity            $5,964,565        $6,121,665       $5,950,187        $5,964,565         $5,950,187
                                        ================ ================= ================ ================= ==================

Average Balance Sheet

Commercial/real estate loans                 $1,855,506        $1,759,173       $1,660,804        $1,747,816         $1,565,369
Mortgage loans                                  428,674           423,610          442,977           418,273            424,654
Direct consumer loans                           479,087           470,771          489,150           470,942            501,677
Indirect consumer loans                         350,829           347,404          342,203           349,518            328,679
Finance Company loans                            86,965            79,483           63,663            75,673             62,640
                                        ---------------- ----------------- ---------------- ----------------- ------------------
Total loans                                   3,201,061         3,080,442        2,998,797         3,062,222          2,883,020
Securities                                    2,153,908         2,334,242        1,571,723         2,228,822          1,434,415
Short-term investments                           81,675            94,026          317,409           211,511            137,821
                                        ---------------- ----------------- ---------------- ----------------- ------------------
Earning average assets                        5,436,644         5,508,709        4,887,929         5,502,555          4,455,256
                                        ---------------- ----------------- ---------------- ----------------- ------------------
Allowance for loan losses                      (47,804)          (61,525)         (76,488)          (64,285)           (50,107)
Other assets                                    602,104           602,833          612,144           593,530            525,881
                                        ---------------- ----------------- ---------------- ----------------- ------------------
Total assets                                 $5,990,944        $6,050,017       $5,423,586        $6,031,800         $4,931,030
                                        ================ ================= ================ ================= ==================

Noninterest bearing deposits                 $1,039,846        $1,098,716       $1,126,356        $1,128,850           $822,733
Interest bearing transaction deposits         1,495,724         1,590,319        1,573,039         1,623,596          1,384,606
Interest bearing Public Fund deposits           742,063           791,825          568,803           771,146            644,849
Time deposits                                 1,697,427         1,571,129        1,245,271         1,545,834          1,149,239
                                        ---------------- ----------------- ---------------- ----------------- ------------------
Total interest bearing deposits               3,935,214         3,953,272        3,387,112         3,940,577          3,178,694
                                        ---------------- ----------------- ---------------- ----------------- ------------------
Total deposits                                4,975,060         5,051,988        4,513,468         5,069,427          4,001,426
Other borrowed funds                            321,292           304,686          263,358           281,183            293,899
Other liabilities                               138,905           175,092          173,555           167,534            160,003
Common shareholders' equity                     555,687           518,250          473,204           513,656            475,701
                                        ---------------- ----------------- ---------------- ----------------- ------------------
Total liabilities & common equity            $5,990,944        $6,050,017       $5,423,586        $6,031,800         $4,931,030
                                        ================ ================= ================ ================= ==================

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)

                                                             Three Months Ended                       Twelve Months Ended
                                             --------------------------------------------------- ------------------------------
                                               12/31/2006        9/30/2006        12/31/2005       12/31/2006     12/31/2005
                                             ---------------- ----------------- ---------------- --------------- --------------
Average Balance Sheet Mix

Percentage of earning assets/funding sources:
Loans                                                 58.88%            55.92%           61.35%          55.65%         64.71%
Securities                                            39.62%            42.37%           32.16%          40.51%         32.20%
Short-term investments                                 1.50%             1.71%            6.49%           3.84%          3.09%
                                             ---------------- ----------------- ---------------- --------------- --------------
Earning average assets                               100.00%           100.00%          100.00%         100.00%        100.00%
                                             ================ ================= ================ =============== ==============

Noninterest bearing deposits                          19.13%            19.95%           23.04%          20.52%         18.47%
Interest bearing transaction deposits                 27.51%            28.87%           32.18%          29.51%         31.08%
Interest bearing Public Fund deposits                 13.65%            14.37%           11.64%          14.01%         14.47%
Time deposits                                         31.22%            28.52%           25.48%          28.09%         25.80%
                                             ---------------- ----------------- ---------------- --------------- --------------
Total deposits                                        91.51%            91.71%           92.34%          92.13%         89.81%
Other borrowed funds                                   5.91%             5.53%            5.39%           5.11%          6.60%
Other net interest-free funding sources                2.58%             2.76%            2.27%           2.76%          3.59%
                                             ---------------- ----------------- ---------------- --------------- --------------
Total average funding sources                        100.00%           100.00%          100.00%         100.00%        100.00%
                                             ================ ================= ================ =============== ==============

Loan mix:
Commercial/real estate loans                          57.97%            57.11%           55.38%          57.08%         54.30%
Mortgage loans                                        13.39%            13.75%           14.77%          13.66%         14.73%
Direct consumer loans                                 14.97%            15.28%           16.31%          15.38%         17.40%
Indirect consumer loans                               10.96%            11.28%           11.41%          11.41%         11.40%
Finance Company loans                                  2.72%             2.58%            2.12%           2.47%          2.17%
                                             ---------------- ----------------- ---------------- --------------- --------------
Total loans                                          100.00%           100.00%          100.00%         100.00%        100.00%
                                             ================ ================= ================ =============== ==============

Average dollars (in thousands):
Loans                                             $3,201,061        $3,080,442       $2,998,797      $3,062,222     $2,883,020
Securities                                         2,153,908         2,334,242        1,571,723       2,228,822      1,434,415
Short-term investments                                81,675            94,026          317,409         211,511        137,821
                                             ---------------- ----------------- ---------------- --------------- --------------
Earning average assets                            $5,436,644        $5,508,709       $4,887,929      $5,502,555     $4,455,256

Noninterest bearing deposits                      $1,039,846        $1,098,716       $1,126,356      $1,128,850       $822,733
Interest bearing transaction deposits              1,495,724         1,590,319        1,573,039       1,623,596      1,384,606
Interest bearing Public Fund deposits                742,063           791,825          568,803         771,146        644,849
Time deposits                                      1,697,427         1,571,129        1,245,271       1,545,834      1,149,239
                                             ---------------- ----------------- ---------------- --------------- --------------
Total deposits                                     4,975,060         5,051,988        4,513,468       5,069,427      4,001,426
Other borrowed funds                                 321,292           304,686          263,358         281,183        293,899
Other net interest-free funding sources              140,292           152,035          111,103         151,946        159,930
                                             ---------------- ----------------- ---------------- --------------- --------------
Total average funding sources                     $5,436,644        $5,508,709       $4,887,929      $5,502,555     $4,455,256

Loans:
Commercial/real estate loans                      $1,855,506        $1,759,173       $1,660,804      $1,747,816     $1,565,369
Mortgage loans                                       428,674           423,610          442,977         418,273        424,654
Direct consumer loans                                479,087           470,771          489,150         470,942        501,677
Indirect consumer loans                              350,829           347,404          342,203         349,518        328,679
Finance Company loans                                 86,965            79,483           63,663          75,673         62,640
                                             ---------------- ----------------- ---------------- --------------- --------------
Total average loans                               $3,201,061        $3,080,442       $2,998,797      $3,062,222     $2,883,020
                                             ---------------- ----------------- ---------------- --------------- --------------

Hancock Holding Company
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                                                                           Three Months Ended
                                    -----------------------------------------------------------------------------------------------
                                                12/31/06                         09/30/06                      12/31/05
                                    ------------------------------   -----------------------------  -------------------------------
                                     Interest    Volume      Rate    Interest     Volume     Rate   Interest     Volume      Rate
                                    ---------- ----------- -------   ----------  ---------  ------  ---------  ----------   -------

Average Earning Assets
Commercial & real estate loans (TE)   $34,210  $1,855,506    7.32%    $32,520   $1,759,173   7.34%   $28,365   $1,660,804    6.78%
Mortgage loans                          6,516     428,674    6.08%      6,411      423,610   6.05%     6,119      442,977    5.53%
Consumer loans                         19,890     916,881    8.61%     19,547      897,658   8.64%    17,797      895,016    7.89%
Loan fees & late charges                1,510           -    0.00%      2,710            -   0.00%     2,104            -    0.00%
                                      -------- -----------  ------- ----------  -----------  ------ ---------  -----------  -------
  Total loans (TE)                     62,126   3,201,061    7.71%     61,188    3,080,442   7.89%    54,386    2,998,797    7.20%

US treasury securities                  1,081      84,281    5.09%        855       67,966   4.99%       350       33,735    4.11%
US agency securities                   14,505   1,181,943    4.91%     16,456    1,356,478   4.85%     7,403      678,190    4.37%
CMOs                                    1,268     124,850    4.06%      1,439      145,494   3.96%     1,946      206,910    3.76%
Mortgage backed securities              5,920     490,990    4.82%      6,231      511,372   4.87%     4,917      430,409    4.57%
Municipals (TE)                         2,422     190,739    5.08%      2,935      174,744   6.72%     2,747      159,401    6.89%
Other securities                          968      81,105    4.77%      1,042       78,188   5.33%       633       63,078    4.01%
                                      -------- -----------  ------- ----------  -----------  ------ ---------  -----------  -------
  Total securities (TE)                26,165   2,153,908    4.86%     28,958    2,334,242   4.96%    17,995    1,571,723    4.58%

  Total short-term investments          1,075      81,675    5.22%      1,128       94,026   4.76%     3,052      317,409    3.81%

  Average earning assets yield (TE)   $89,366  $5,436,644    6.54%    $91,275   $5,508,709   6.60%   $75,433   $4,887,929    6.14%

Interest-bearing Liabilities
Interest-bearing transaction deposits  $3,930  $1,495,724    1.04%     $3,955   $1,590,319   0.99%    $2,836   $1,573,039    0.72%
Time deposits                          18,999   1,697,427    4.44%     16,353    1,571,129   4.13%    11,503    1,245,271    3.66%
Public Funds                            8,318     742,063    4.45%      8,629      791,825   4.32%     4,825      568,803    3.37%
                                      -------------------- -------- ---------- ------------ ------- --------- ------------ --------
   Total interest bearing deposits     31,247   3,935,214    3.15%     28,936    3,953,272   2.90%    19,164    3,387,112    2.24%

Customer repos                          3,061     298,163    4.07%      2,785      271,582   4.07%     1,125      204,386    2.18%
Other borrowings                        (342)      23,129   -5.87%        267       33,104   3.20%       622       58,972    4.18%
                                      -------- -----------  ------- ----------  -----------  ------ ---------  -----------  -------
  Total borrowings                      2,719     321,292    3.36%      3,052      304,686   3.97%     1,747      263,358    2.63%

  Total interest bearing liab cost    $33,966  $4,256,506    3.17%    $31,988   $4,257,959   2.98%   $20,911   $3,650,470    2.27%

Noninterest-bearing deposits                    1,039,846                        1,098,716                      1,126,356
Other net interest-free funding sources           140,292                          152,035                        111,103

Total Cost of Funds                   $33,966  $5,436,644    2.48%    $31,988   $5,508,709   2.30%   $20,911   $4,887,929    1.70%

Net Interest Spread (TE)              $55,400                3.38%    $59,286                3.62%   $54,522                 3.87%

Net Interest Margin (TE)              $55,400  $5,436,644    4.06%    $59,286   $5,508,709   4.29%   $54,522   $4,887,929    4.44%

Hancock Holding Company
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                                                             12/31/2006                                   12/31/2005
                                            ------------------------------------------  -------------------------------------------
                                               Interest        Volume          Rate        Interest         Volume          Rate
                                            -------------    -----------    ----------  ---------------    -----------    ---------

Average Earning Assets
Commercial & real estate loans (TE)             $125,980     $1,747,816         7.21%        $100,212     $1,565,369         6.40%
Mortgage loans                                    24,805        418,273         5.93%          23,623        424,654         5.56%
Consumer loans                                    75,266        896,133         8.40%          68,997        892,997         7.73%

Loan fees & late charges                           9,016              -         0.00%           8,615              -         0.00%
                                            -------------    -----------    ---------- ---------------    -----------    ----------
  Total loans (TE)                               235,067      3,062,222         7.68%         201,447      2,883,020         6.99%

US treasury securities                             3,018         63,668         4.74%             532         16,838         3.16%
US agency securities                              60,700      1,270,127         4.78%          21,500        514,834         4.18%
CMOs                                               6,142        154,673         3.97%           9,492        241,473         3.93%
Mortgage backed securities                        23,313        491,130         4.75%          19,407        437,037         4.44%
Municipals (TE)                                   10,766        171,886         6.26%          11,251        161,464         6.97%
Other securities                                   3,826         77,337         4.95%           2,822         62,769         4.50%
                                            -------------    -----------    ---------- ---------------    -----------    ----------
  Total securities (TE)                          107,766      2,228,822         4.84%          65,003      1,434,415         4.53%

  Total short-term investments                     9,759        211,511         4.61%           4,559        137,821         3.31%

  Average earning assets yield (TE)             $352,592     $5,502,555         6.41%        $271,008     $4,455,256         6.08%

Interest-Bearing Liabilities
Interest-bearing transaction deposits            $14,931     $1,623,596         0.92%          $9,203     $1,384,606         0.66%
Time deposits                                     62,807      1,545,834         4.06%          40,654      1,149,239         3.54%
Public Funds                                      32,354        771,146         4.20%          17,725        644,849         2.75%
                                            -------------    -----------    ---------- ---------------    -----------    ----------
   Total interest bearing deposits               110,092      3,940,577         2.79%          67,581      3,178,694         2.13%

Customer repos                                     9,060        250,603         3.62%           4,351        224,842         1.94%
Other borrowings                                     711         30,579         2.32%           2,887         69,057         4.18%
                                            -------------    -----------    ---------- ---------------    -----------    ----------
  Total borrowings                                 9,770        281,183         3.47%           7,238        293,899         2.46%

  Total interest bearing liab cost              $119,863     $4,221,760         2.84%         $74,819     $3,472,593         2.15%

Noninterest-bearing deposits                                  1,128,850                                      822,733
Other net interest-free funding sources                         151,946                                      159,930

Total Cost of Funds                             $119,863     $5,502,555         2.18%         $74,819     $4,455,256         1.68%

Net Interest Spread (TE)                        $232,730                        3.57%        $196,189                        3.93%

Net Interest Margin (TE)                        $232,730     $5,502,555         4.23%        $196,189     $4,455,256         4.40%

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)

                                                                 2005                                      2006
                                              -----------------------------------------   ----------------------------------------
                                                  1Q         2Q         3Q        4Q         1Q        2Q         3Q        4Q
                                              ---------   --------   --------   -------   --------   -------   --------  ---------
Per Common Share Data

Earnings per share:
    Basic                                        $0.48      $0.56      $0.04     $0.59      $0.68     $0.68      $1.11     $0.67
    Diluted                                      $0.47      $0.55      $0.04     $0.58      $0.67     $0.66      $1.08     $0.65
Cash dividends per share                        $0.165     $0.165     $0.195    $0.195     $0.195    $0.220     $0.240    $0.240
Book value per share (period-end)               $14.16     $14.87     $14.52    $14.78     $15.06    $15.12     $16.64    $17.09
Tangible book value per share (period-end)      $11.99     $12.73     $12.25    $12.55     $12.85    $12.94     $14.47    $14.87
Weighted average number of shares:

    Basic                                       32,463     32,396     32,308    32,313     32,393    32,531     32,566    32,632

    Diluted                                     33,019     32,928     32,940    32,980     33,088    33,322     33,333    33,378

Period-end number of shares                     32,463     32,310     32,309    32,301     32,494    32,555     32,584    32,666
Market data:
    High closing price                          $34.20     $34.87     $37.84    $39.90     $46.67    $57.19     $56.79    $56.00
    Low closing price                           $30.25     $28.25     $29.93    $31.08     $37.75    $44.02     $49.71    $50.85
    Period end closing price                    $32.50     $34.40     $34.14    $37.81     $46.52    $56.00     $53.55    $52.84

    Trading volume                               3,286      3,527      8,760     6,829      3,990     8,737      8,135     6,393

Other Period-end Data

FTE headcount                                    1,766      1,813      1,590     1,735      1,768     1,777      1,788     1,848
Tangible common equity                        $389,344   $411,203   $395,843  $405,216   $417,684  $421,369   $471,387  $485,778
Tier I capital                                $408,163   $416,312   $407,075  $420,281   $440,302  $457,738   $487,668  $510,638
Goodwill                                       $55,409    $55,409    $61,428   $61,418    $61,418   $59,060    $59,683   $62,277
Amortizable intangibles                        $12,510    $11,746     $9,928    $9,204     $8,725   $10,575     $9,938    $9,414
Mortgage servicing intangibles                  $2,288     $2,082     $1,860    $1,577     $1,384    $1,256     $1,093      $941
Common shares repurchased for publicly
  announced plans                                   40         96         12         -         17        22          -         -

Performance Ratios

Return on average assets                         1.32%      1.52%      0.12%     1.39%      1.49%     1.45%      2.36%     1.44%
Return on average common equity                 13.32%     15.27%      1.18%    15.98%     18.34%    17.89%     27.58%    15.54%
Earning asset yield (TE)                         5.90%      6.08%      6.19%     6.14%      6.17%     6.32%      6.60%     6.54%
Total cost of funds                              1.55%      1.66%      1.80%     1.70%      1.88%     2.05%      2.30%     2.48%
Net interest margin (TE)                         4.35%      4.42%      4.40%     4.44%      4.30%     4.27%      4.29%     4.06%
Noninterest expense as a percent
  of total revenue (TE) before amortization
  of purchased intangibles, net storm-related
  gain/(loss), gain on sale of credit card
  merchant and securities transactions          59.99%     57.83%     60.85%    56.89%     58.30%    59.13%     58.76%    59.79%
Common equity (period-end) as
  a percent of total assets (period-end)         9.64%     10.03%      9.55%     8.02%      7.82%     8.00%      8.86%     9.36%
Leverage (Tier I) ratio                          8.75%      8.83%      8.64%     7.85%      7.45%     7.59%      8.15%     8.63%
Tangible common equity ratio                     8.28%      8.71%      8.17%     6.89%      6.75%     6.92%      7.79%     8.24%
Net charge-offs as a
  percent of average loans                       0.33%      0.24%      0.23%     0.41%     -0.01%     0.40%      0.34%     0.19%
Allowance for loan losses as
  a percent of period-end loans                  1.48%      1.45%      2.57%     2.49%      2.49%     2.33%      1.54%     1.43%
Allowance for loan losses to
  NPAs + loans 90 days past due                323.66%    284.75%    392.70%   195.50%    432.85%   457.10%    494.65%   694.67%
Loan/deposit ratio                              72.40%     73.63%     76.77%    66.44%     59.00%    57.40%     60.97%    64.34%
Noninterest income excluding
  net storm-related gain/(loss), gain on sale
  credit card merchant and
  securities transactions as a percent
  of total revenue (TE)                         32.77%     34.06%     31.10%    29.68%     29.92%    30.28%     30.18%    33.14%
                                             ---------- ---------- ---------- --------- ---------- --------- ---------- ---------

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)

                                                                 2005                                      2006
                                       --------------------------------------------    --------------------------------------------
                                           1Q         2Q         3Q            4Q         1Q           2Q         3Q        4Q
                                       ---------   --------    --------     -------    --------     -------    --------   ---------

Asset Quality Information

Non-accrual loans                       $6,335       $8,052     $10,373     $10,617      $8,676      $7,237      $5,179      $3,500
Foreclosed assets                        3,591        2,567       2,973       1,898       1,779       1,606         970         681
                                    ----------- ------------ ----------- ----------- ----------- ----------- ----------- -----------
Total non-performing assets             $9,926      $10,619     $13,346     $12,515     $10,455      $8,843      $6,149      $4,181
Non-performing assets as a percent
  of loans and foreclosed assets         0.36%        0.37%       0.45%       0.42%       0.35%       0.29%       0.20%       0.13%

Accruing loans 90 days past due         $2,798       $3,914      $6,156     $25,622      $6,632      $6,681      $3,626      $2,552
Accruing loans 90 days past due as
  a percent of loans                     0.10%        0.14%       0.21%       0.86%       0.22%       0.22%       0.12%       0.08%
Non-performing assets + accruing
  loans 90 days past due to loans
  and foreclosed assets                  0.46%        0.51%       0.65%       1.28%       0.57%       0.51%       0.31%       0.21%

Net charge-offs                         $2,260       $1,691      $1,704      $3,104      ($108)      $3,001      $2,608      $1,523
Net charge-offs as
  a percent of average loans             0.33%        0.24%       0.23%       0.41%      -0.01%       0.40%       0.34%       0.19%

Allowance for loan losses              $41,182      $41,382     $76,584     $74,558     $73,961     $70,960     $48,352     $46,772
Allowance for loan losses as a
  percent of period-end loans            1.48%        1.45%       2.57%       2.49%       2.49%       2.33%       1.54%       1.43%
Allowance for loan losses to NPAs +
  accruing loans 90 days past due      323.66%      284.75%     392.70%     195.50%     432.85%     457.10%     494.65%     694.67%

Provision for loan losses               $2,760       $1,891     $36,905      $1,079      ($705)           -   ($20,000)       ($57)

Net Charge-off Information

Net charge-offs:
Commercial/real estate loans              $770         $202       ($17)        $332    ($1,769)        $620        $522      ($137)

Mortgage loans                              68          (5)           7         (7)         181          28         367        (11)

Direct consumer loans                      501          491         861       1,831         579       1,681       1,003         493

Indirect consumer loans                    540          538         342         272         653         391         294         395

Finance company loans                      381          465         511         676         248         281         422         783
                                    ----------- ------------ ----------- ----------- ----------- ----------- ----------- -----------
Total net charge-offs                   $2,260       $1,691      $1,704      $3,104      ($108)      $3,001      $2,608      $1,523
                                    ----------- ------------ ----------- ----------- ----------- ----------- ----------- -----------

Average loans:
Commercial/real estate loans        $1,491,008   $1,523,348  $1,584,244  $1,660,804  $1,674,706  $1,699,768  $1,759,173  $1,855,506

Mortgage loans                         407,258      417,307     430,615     442,977     410,023     410,522     423,610     428,674

Direct consumer loans                  503,700      509,628     504,362     489,150     469,832     463,977     470,771     479,087

Indirect consumer loans                313,542      323,100     335,482     342,203     351,405     348,463     347,404     350,829

Finance Company loans                   60,720       62,124      64,006      63,663      64,496      71,461      79,483      86,965
                                    ----------- ------------ ----------- ----------- ----------- ----------- ----------- -----------
Total average loans                 $2,776,229   $2,835,506  $2,918,709  $2,998,797  $2,970,461  $2,994,191  $3,080,442  $3,201,061

Net charge-offs to average loans:
Commercial/real estate loans             0.21%        0.05%       0.00%       0.08%      -0.43%       0.15%       0.12%      -0.03%
Mortgage loans                           0.07%        0.00%       0.01%      -0.01%       0.18%       0.03%       0.34%      -0.01%
Direct consumer loans                    0.40%        0.39%       0.68%       1.49%       0.50%       1.45%       0.85%       0.41%
Indirect consumer loans                  0.70%        0.67%       0.40%       0.32%       0.75%       0.45%       0.34%       0.45%
Finance Company loans                    2.54%        3.00%       3.17%       4.21%       1.56%       1.58%       2.11%       3.57%
                                    ----------- ------------ ----------- ----------- ----------- ----------- ----------- -----------
Total net charge-offs to average
   loans                                  0.33%        0.24%       0.23%       0.41%      -0.01%       0.40%       0.34%       0.19%
                                    ----------- ------------ ----------- ----------- ----------- ----------- ----------- -----------

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)

                                                                 2005                                      2006
                                        -------------------------------------------    ---------------------------------------
                                           1Q         2Q         3Q          4Q          1Q        2Q         3Q        4Q
                                        ---------   --------  --------    ---------    --------  -------   --------  ---------

Income Statement

Interest income                            $60,531    $64,027   $65,644    $73,429    $81,590   $86,404    $89,233   $87,104
Interest income (TE)                        62,302     65,767    67,506     75,433     83,563    88,375     91,275    89,366
Interest expense                            16,289     17,961    19,659     20,911     25,273    28,636     31,988    33,966
                                        -------------------------------------------------------------------------------------
Net interest income (TE)                    46,013     47,807    47,847     54,522     58,290    59,740     59,286    55,400
Provision for loan losses                    2,760      1,891    36,905      1,079      (705)         -   (20,000)      (57)
Noninterest income excluding net
 storm-related gain/(loss)
 and securities transactions                22,427     24,695    21,600     23,016     24,890    25,942     25,627    27,460
Net storm-related gain/(loss)                    -          -    12,276    (5,692)          -         -          -     5,084
Securities transactions gains/(losses)           7       (15)      (18)       (27)        118         -        110   (5,396)
Noninterest expense                         41,642     42,505    42,770     44,626     49,165    51,172     50,336    50,042
                                        -------------------------------------------------------------------------------------
Income before income taxes
                                            22,273     26,350       168     24,112     32,865    32,536     52,645    30,300
Income tax expense
                                             6,836      8,256   (1,267)      5,047     10,854    10,539     16,614     8,538
                                        -------------------------------------------------------------------------------------
Net income                                 $15,438    $18,094    $1,435    $19,065    $22,011   $21,998    $36,031   $21,762
                                        =====================================================================================

Noninterest Income
  and Noninterest Expense

Service charges on deposit accounts         $9,490    $10,459    $7,975     $6,850     $7,884    $9,223     $9,719    $9,402
Trust fees                                   2,541      2,859     2,761      2,946      3,078     3,409      3,175     3,624
Debit card & merchant fees                   1,030      1,074     1,055      1,717      1,709     1,863      1,744     1,983
Insurance fees                               3,881      3,499     4,883      4,837      5,159     4,596      4,146     5,346
Investment & annuity fees                    1,188      1,547     1,304      1,037      1,264     1,591      1,595     1,519
ATM fees                                     1,372      1,154       871        805      1,294     1,273      1,223     1,215
Secondary mortgage market operations           499        676       377        670        817       749      1,018       945
Other income                                 2,426      3,428     2,374      4,154      3,684     3,239      3,009     3,426

                                        -------------------------------------------------------------------------------------
Noninterest income excluding net
  storm-related gain/(loss)
  and securities transactions              $22,427    $24,695   $21,600    $23,016    $24,890   $25,942    $25,627   $27,460
Net storm-related gain/(loss)                    -          -    12,276    (5,692)          -         -          -     5,084
Securities transactions gains/(losses)           7       (15)      (18)       (27)        118         -        110   (5,396)
                                        -------------------------------------------------------------------------------------
Total noninterest income including
  storm-related gain/(loss)
  and securities transactions              $22,433    $24,680   $33,858    $17,298    $25,008   $25,942    $25,737   $27,147
                                        =====================================================================================

Personnel expense                          $22,379    $22,925   $24,275    $24,580    $26,202   $26,400    $27,059   $24,092
Occupancy expense (net)                      2,495      2,576     2,617      3,237      3,659     3,474      2,882     3,335
Equipment expense                            2,357      2,366     2,319      2,511      2,668     2,816      2,647     2,665
Other operating expense                     13,828     14,059    13,044     13,780     15,961    17,976     17,304    19,451
Amortization of intangibles                    584        578       514        518        675       507        445       499
                                        -------------------------------------------------------------------------------------
Total noninterest expense                  $41,642    $42,505   $42,770    $44,626    $49,165   $51,172    $50,336   $50,042